SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary  Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2)
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           GALLERY RODEO INTERNATIONAL
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


- --------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
        Item 22(a)(2) of Schedule 14A.
[ ]     $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        1)       Title of each class of securities to which transaction applies:

                 ---------------------------------------------------------------

        2)       Aggregate number of securities to which transaction applies:

                 ---------------------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                 ---------------------------------------------------------------

        4)       Proposed maximum aggregate value of transaction:

                 ---------------------------------------------------------------

        5)       Total fee paid:

                 ---------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        1)       Amount Previously Paid:

                 ---------------------------------------------------------------

        2)       Form, Schedule or Registration Statement No.:

                 ---------------------------------------------------------------

        3.       Filing Party:

                 ---------------------------------------------------------------

        4.       Date Filed:

                 ---------------------------------------------------------------

                           GALLERY RODEO INTERNATIONAL
                    Notice of Annual Meeting of Shareholders
                          To Be Held September 20, 1996


To the Shareholders of GALLERY RODEO INTERNATIONAL:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of GALLERY RODEO INTERNATIONAL, a California corporation (the "Company"), will be held at the Holiday Inn Denver Southeast, 3200 S. Parker Road, Aurora, Colorado 80814, on Friday, September 20, 1996, at 10:00 a.m., local time, for the following purposes:

         1. ELECTION OF DIRECTORS. To elect Six (6) Directors of the Company to serve until the 1997 Annual Meeting of Shareholders or until their respective successors are elected and qualified;

         2. APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO CHANGE THE CORPORATE NAME. To ratify and approve an amendment to the Articles of
Incorporation of the Company to change the name of the Company to "Sierra-Rockies Corporation;"

         3. APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO AUTHORIZE UP TO 1,000,000 SHARES OF PREFERRED STOCK. To ratify and approve an amendment to the Articles of Incorporation of the Company to authorize the Company to issue up to 1,000,000 shares of Preferred Stock, with such designations, powers, preferences, privileges or other special rights, and qualifications, limitations or restrictions thereon, as may be determined by the Board of Directors;

         4.  APPROVAL OF  AMENDMENT  TO ARTICLES  OF  INCORPORATION  TO EFFECT A
ONE-FOR-TEN REVERSE STOCK SPLIT. To ratify and approve an amendment to the Articles of Incorporation of the Company to ratify and approve a one-for-ten (1-for-10) reverse split of the outstanding shares of Common Stock of the Company;

         5. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement which is attached and made a part hereof.

         The Board of Directors has fixed the close of business on August 14, 1996, as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

         Whether or not you expect to attend the Annual Meeting in person, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your

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

shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                          By Order of the Board of Directors



                          Kenneth M. Cahill
                          Chairman of the Board, President and
                          Chief Executive Officer

Colorado Springs, Colorado
August 23, 1996

                                                        Mailed to Shareholders
                                                     on or about August 23, 1996

                           GALLERY RODEO INTERNATIONAL
                           2 North Cascade, Suite 330
                           Colorado Springs, CO 80903

                                 PROXY STATEMENT


General Information

         This Proxy Statement is furnished to shareholders of GALLERY RODEO INTERNATIONAL, a California corporation (the "Company"), in connection with the solicitation by the Board of Directors (the "Board") of the Company of proxies in the accompanying form for use in voting at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on Friday, September 20, 1996, at 10:00 a.m., local time, at The Holiday Inn Denver Southeast, 3200 S. Parker Road, Aurora, Colorado, 80814, and any adjournment or postponement thereof. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Annual Meeting.

Revocability of Proxy

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by: (i) delivering to the Company (to the attention of J. Royce Renfrow, the Company's Secretary) a written notice of revocation or a duly executed proxy bearing a later date; or
(ii) attending the Annual Meeting and voting in person.

Solicitation and Voting Procedures

         The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its Officers, Directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

         The close of business on August 14, 1996, has been fixed as the record date (the "Record Date") for determining the holders of shares of Common Stock of the Company entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had approximately fifteen million seven hundred fifty-one thousand six hundred eight-one (15,751,681) shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The presence at the Annual Meeting of a majority, or approximately seven million eight hundred seventy-five thousand eight hundred forty-one (7,875,841) of these shares of Common Stock of the Company, either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Each outstanding share of

Common Stock on the Record Date is entitled to one (1) vote on all matters. Directors shall be elected by a plurality of the votes cast.

         An automated system administered by the Company's transfer agent will tabulate votes cast by proxy and an employee of the transfer agent will tabulate votes cast in person at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting, and each is tabulated separately. However, broker non-votes are not counted for purposes of determining the number of votes cast with respect to a particular proposal. In determining whether a proposal has been approved, abstentions are counted as votes against the proposal and broker non-votes are not counted as votes for or against the proposal.

         If no specific instructions are given with respect to matters to be acted upon at the Annual Meeting, shares of Common Stock represented by a properly executed proxy will be voted (i) FOR the election of management's nominees for Directors listed in Proposal No. 1; (ii) FOR the ratification of the amendment to the Articles of Incorporation as set forth in Proposal No. 2;
(iii) FOR the ratification of the amendment to the Articles of Incorporation as set forth in Proposal No. 3; and (iv) FOR the ratification of the amendment to the Articles of Incorporation as set forth in Proposal No. 4.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS


         The Company's Bylaws authorize the number of Directors to be not less than three (3), nor more than twenty-five (25). The number of Directors on the Board is currently fixed at seven (7). The term for each of the Company's Board of Directors will expire upon the election and qualification of Directors at the annual meeting of shareholders to be held in 1997.

         All of the  Directors  have  served on the Board since May,  1996.  The
Board of Directors is in the process of identifying candidates to fill the existing vacancy following the resignations of Jack A. Schneider and George M. Maxson. In accordance with the Company's Articles of Incorporation and Bylaws, the Board intends to appoint a successor at the earliest practicable date. Accordingly, the shareholders will vote only on nominees Directors set forth below at the Annual Meeting.

         The Board has no reason to believe that the persons named below will be unable or unwilling to serve as a nominee or as a Director if elected.

         Certain information about each of the nominees is furnished below:

         Kenneth M. Cahill, Chairman of the Board, President and Chief Executive Officer. Mr. Cahill joined the Company as Director, Chief Executive Officer and President in May, 1996. From 1980 to May, 1996, Mr. Cahill served as Director of Operations for Larken, Inc., a hotel operator. Mr. Cahill directed Larken's day-to-day marketing and training initiatives for over seventy-six (76) hotels. In 1984, Mr. Cahill formed Arcadia, Inc., where, as its Chief Executive Officer, he concentrated Arcadia's efforts in the areas of gaming and hospitality. Since May, 1996, Mr. Cahill has also served as a Vice President of InnerCircle Group, Inc., a management consulting company. Since June, 1996, Mr. Cahill has also served as the President and CEO of Microtech Medical Systems, Inc., a publicly-traded medical devices manufacturer.

         Darel A. Tiegs, Director and Vice President. Mr. Tiegs joined the Company on May 9, 1996 as Vice President and Director. From 1972 to 1975, Mr. Tiegs was Vice President of Norwest Bank where he gained extensive experience in all facets of the real estate industry. Mr. Tiegs headed projects including residential developments, shopping centers, hospitals and casinos. From 1984, to the present, he has been President and part owner of Superior Homes, a of company specializing in the construction, warranty work and installation of modular homes. Since June, 1996, Mr. Tiegs has also served as a vice president of Microtech Medical Systems, Inc., a publicly-traded medical devices manufacturer.

         J. Royce Renfrow, Director, Corporate Secretary and General Counsel. Mr. Renfrow joined the Company as General Counsel, Corporate Secretary and Director in May, 1996. Mr. Renfrow practiced law in a small firm specializing in real estate and corporate law from 1969, until May, 1996. From 1969, to the present, Mr. Renfrow has served as President and as General Counsel for Speedway Gas and Oil Co., Inc., a small firm which provides management services for oil and gas companies. From 1989, to 1992, Mr. Renfrow served as Vice President and General Counsel of a small, privately- held medical start-up company, Medlogic Global Corporation. From May, 1996, until the present, Mr. Renfrow has served as Corporate Secretary and General Counsel to InnerCircle Group Inc., a management consulting company. Since June, 1996, Mr. Renfrow has also served as a Director, General

Counsel  and  Corporate   Secretary  of  Microtech  Medical  Systems,   Inc.,  a
publicly-traded medical devices manufacturer.

         James A. Humpal, Director and Treasurer. Mr. Humpal joined the Company in May, 1996, as Treasurer and a Director. From 1989, to 1991, Mr. Humpal served as General Manager of the Holiday Inn-Columbus in Ohio. From 1991, to 1992, he began work for Larken Inc. as a General Manager of the Holiday Inn-Tucson in Arizona. In 1992, and until May, 1996, Mr. Humpal served as Vice President of Operations of Larken Inc. Since June, 1996, Mr. Humpal has also served as a Director and Treasurer of Microtech Medical Systems, Inc., a publicly-traded medical devices manufacturer.

         Stephen M. Thompson, Director. Mr. Thompson has served as a Director of the Company since 1988. From September, 1991, until May, 1996, Mr. Thompson served as Chairman of the Board, Chief Executive Officer and Chief Financial Officer of the Company. Between 1985, and 1988, Mr. Thompson's primary activity was that of an independent business consultant with clients including Wexco International, a real estate development company, Bio Care, Inc., a biological product distributor and First Fidelity Exchange, a precious metals marketing concern. Mr. Thompson's activities included design and layout of collateral sales material, writing and organization of sales and presentations, and hiring and training of sales and administrative staff.

         Ray L. Bouchard, Director. Mr. Bouchard was appointed as a Director of the Company in May, 1996. In 1992, Mr. Bouchard was owner and NASD principal of Triad Global Investment Company, where he worked to set up Tampa Bay's first minority broker/dealer firm. From 1994, to 1995, he served as Vice President, Mergers and Acquisitions of Viking Resources International, a company specializing in acquisitions of businesses in the recycling industry. From
February, 1995, until the present, Mr. Bouchard has served as President of Corporate Services Group, Inc., an investment banking company.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

Directors and Executive Officers

         The following table sets forth certain information with respect to the Directors and Executive Officers of the Company:

         Directors and Executive Officers


           Name             Age                    Position
           ----             ---                    --------
Kenneth M. Cahill           60         Chairman of the Board of Directors,
                                       President and Chief Executive Officer

J. Royce Renfrow            53         General Counsel, Secretary and Director

Darel A. Tiegs              52         Vice President and Director

James A. Humpal             41         Treasurer and Director

Ray L. Bouchard             49         Director

Stephen M. Thompson         47         Director

- ------------------------------


Relationships Among Directors or Executive Officers

         There are no family relationships among any of the Directors or executive officers of the Company.

Meetings and Committees of the Board of Directors

         During 1995, the Board met eleven (11) times and acted by written consent eighteen (18) times. No Director attended fewer than seventy-five percent (75%) of the aggregate of the total number of meetings of the Board.

Compensation of Directors

         No Directors, either those who are employees of the Company or the outside directors, receive compensation for their services as Directors. However, outside directors are reimbursed for expenses incurred in connection with attending Board meetings.

         The Company has entered into a management fee contract with InnerCircle Group Incorporated ("InnerCircle"). InnerCircle provides certain management services to the Company. Certain officers and directors of the Company are also officers and directors of InnerCircle and are compensated by InnerCircle. See "Certain Relationships and Related Transactions" for a more complete description of the arrangement with InnerCircle.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth information regarding beneficial ownership of the Company's Common Stock as of August 14, 1996, by any person who is known to the Company to be the beneficial owner of more than five percent (5%) of the Company's voting securities, by each of the Named Executive Officers set forth in "Executive Compensation" below, by each Director, and by the officers and Directors of the Company as a group. The Company has only one class of stock.

- --------------------------------------------------------------------------------
Name and Address                     Number of Shares       Percentage of Class
- --------------------------------------------------------------------------------
Stephen M. Thompson                      3,765,843                 23.91%
4223 Las Vegas Blvd. South                      (1)
Las Vegas, Nevada 89119
- --------------------------------------------------------------------------------
Richard Carthew                          1,780,188                 11.30%
421 N. Rodeo Drive
Beverly Hills, CA 90210
- --------------------------------------------------------------------------------
Kenneth M. Cahill                                0                      *
- --------------------------------------------------------------------------------
Darel A. Tiegs                             779,070                  5.00%
2 N. Cascade Ave., Suite 330                    (2)
Colorado Springs, CO  80903
J. Royce Renfrow                           423,994                  2.73%
                                                (3)
- --------------------------------------------------------------------------------
Ray L. Bouchard                                  0                      *
- --------------------------------------------------------------------------------
James A. Humpal                                  0                      *
- --------------------------------------------------------------------------------
All Officers and Directors as a          4,968,907                 32.01%
Group (6 persons)
- --------------------------------------------------------------------------------
- --------------------------

* Represents  less than one percent  (1%) of the  Company's  outstanding  Common
  Stock.

         (1) Includes two million seventy hundred sixty-five thousand eight hundred thirty-three (2,765,833) shares held by Clipper Industries, Inc., a corporation owned by the Thompson Family Trust, with Stephen M. Thompson as Trustee. The beneficiaries under the Thompson Family Trust are January Lee
Thompson and other members of the Thompson family, excluding Stephen M. Thompson. Mr. Thompson serves as sole Director, President and Treasurer of Clipper Industries, Inc.

         (2) Includes four hundred sixty-six thousand nine hundred eighty-one (466,981) shares held by the Tiegs Family Trust, of which Mr. Tiegs is Trustee. The beneficiaries under the Tiegs Family Trust are members of the Tiegs family. Also includes three hundred twelve thousand eight-nine (312,089) shares held by Mountainscape Holding Corporation, of which thirty-three and one-third percent (33.3%) is owned by the Tiegs Family Trust.

         (3) Includes (i) twelve  thousand five hundred  (12,500) shares held by
J. Royce Renfrow, P.C., a professional corporation of which Mr. Renfrow is the sole shareholder; (ii) thirty-nine thousand two hundred five (39,205) shares held by R Lazy J Trust, of which Mr. Renfrow is Trustee, and of which the beneficiaries are members of the Renfrow family; (iii) three hundred seventy-two thousand eight-nine (372,089) shares held by Mountainscape Holding Corporation, of which Mont Blanc Development Corporation (of which Mr. Renfrow owns eighty percent (80%) of the capital stock and of which he serves as President and as a Director) owns thirty-three and one-third percent (33.3%) of the capital stock and of which he serves as sole Director, President and Treasurer; and (iv) an aggregate of two hundred (200) shares held by Mr. Renfrow's wife.

                                 PROPOSAL NO. 2
               APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION
                        TO CHANGE THE NAME OF THE COMPANY


         The Company's shareholders are being asked to act upon a proposal to ratify and approve an amendment to Articles of Incorporation of the Company to effect a change of the name of the Company to "Sierra-Rockies Corporation."

         The  Company's   Board  has  adopted,   and  is   recommending  to  the
shareholders  for their  approval at the Annual  Meeting,  a resolution to amend
Article I of the Company's Articles of Incorporation to change the corporate name. The applicable text of the Board's resolution is as follows:

         RESOLVED: That Article I of the Company's Articles of Incorporation be amended to read in its entirety as follows:

         "The name of this corporation is SIERRA-ROCKIES CORPORATION."

         In the judgment of the Board of Directors, the change of corporate name is desirable in view of the relocation of the Company's corporate offices to Colorado and the significant change in the character and strategic focus of the business of the Company resulting from disposition of the Company's art gallery business. This relocation and disposition of the Company were part of a strategic corporation program to refocus the Company's business operations into the gaming industry, primarily in Colorado, which industry the Company's new management believes has higher growth potential than the art gallery business.

         If the proposed name change is adopted, it is the intent of the Company to use the trade name Sierra-Rockies Corporation in its communications with shareholders and the investment community, and in its operations.

         If the amendment is adopted, shareholders will not be required to exchange outstanding stock certificates for new certificates.

Approval by Shareholders

         Approval of this proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company entitled to vote at the Annual Meeting. If approved by the shareholders, the amendment to Article I will become effective upon filing with the Secretary of State of California, a Certificate of Amendment to the Company's Articles of Incorporation, which filing is expected to take place shortly after the Annual Meeting. However, the Board of Directors will be authorized, without a further vote of the shareholders, to abandon the name change and determine not to file the Certificate of Amendment if the Board concludes that such action would be in the best interest of the Company and its shareholders. If this proposal is not approved by the shareholders, then the Certificate of Amendment will not be filed.

         A copy of the proposed Amendment to the Articles of Incorporation incorporating this Proposal No. 2 is set forth in Exhibit A, attached to this Proxy Statement, and is incorporated herein by this reference. In the event this Proposal No. 2 is approved by the shareholders and the Amendments to the Articles of Incorporation described in Proposals No. 3 and No. 4 (below) are also approved, the Company's Articles of Incorporation will be restated to include each of the Amendments. A copy of the proposed Amended and Restated Articles of Incorporation is set forth in full as Exhibit D, attached to this Proxy Statement, and is incorporated herein by this reference; provided, however, that the text of the Amended and Restated Articles of Incorporation is subject to change as may be required by the California Secretary of State, and the Board may make any and all changes to the Amended and Restated Articles of Incorporation that it deems necessary to file the document with the California Secretary of State, and give effect to the Amendments described in Proposals No. 2, No. 3 and No. 4, assuming approval of such proposals by the shareholders.



          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE
                  AMENDMENT TO THE ARTICLES OF INCORPORATION TO
                         CHANGE THE NAME OF THE COMPANY

          AN ABSTENTION WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE
                                    PROPOSAL.

                                 PROPOSAL NO. 3
               APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION
                       TO AUTHORIZE UP TO 1,000,000 SHARES
                               OF PREFERRED STOCK


         The Company's shareholders are being asked to act upon a proposal to ratify and approve the Amendment to Articles of Incorporation of the Company to authorize the Company to issue up to one million (1,000,000) shares of Preferred Stock with such designations, powers, preferences, privileges or other special rights, and the qualifications, limitations or restrictions thereon as may be determined by the Board of Directors.

         The Board of Directors has adopted and submitted to the shareholders for approval an amendment to the Articles of Incorporation (the "Preferred Stock Amendment") to authorize the issuance by the Company of up to one million (1,000,000) shares of Preferred Stock. The text of the Preferred Stock Amendment is attached hereto as Exhibit B, and is incorporated herein by reference.

         The Board of Directors believes that it is advisable to authorize such shares and have them available in connection with possible future transactions, such as financings, strategic alliances, corporate mergers, acquisitions, possible funding of new product programs or businesses and other uses not presently determinable and as may be deemed to be feasible and in the best interest of the Company. In addition, the Board of Directors believes that it is desirable that the Company have the flexibility to issue shares of Preferred Stock without further shareholder action, except as otherwise provided by law.

         The Preferred Stock will have such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof as are determined by the Board of Directors. Thus, if the Preferred Stock Amend ment is approved, the Board of Directors would be entitled to authorize the creation and issuance of up to one million (1,000,000) shares of Preferred Stock in one (1) or more series with such limitations and restrictions as may be determined in the Board's sole discretion, without further authorization by the Company's shareholders. Shareholders will not have preemptive rights to subscribe for shares of Preferred Stock.

         It is not possible to determine the actual effect of the Preferred Stock on the rights of the share holders of the Company until the Board of Directors determines the rights of the holders of a series of the Preferred Stock. However, such effects might include (i) restrictions on the payment of dividends to holders of the Common Stock; (ii) dilution of voting power to the extent that the holders of shares of Preferred Stock are given voting rights;
(iii) dilution of the equity interests and voting power if the Preferred Stock is convertible into Common Stock; and (iv) restrictions upon any distribution of assets to the holders of the Common Stock upon liquidation or dissolution and until the satisfaction of any liquidation preference granted to the holders of Preferred Stock.

         Although the Board of Directors has not present intention of doing so, it could issue shares of Preferred Stock (within the limits imposed by applicable law) that could, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. When in the judgment of the Board of Directors such action would be in the best interests of the shareholders and the Company, the issuance of shares of Preferred Stock could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company, for example, by the sale of Preferred Stock to purchasers favorable to the Board of Directors. In addition, the Board of Directors could authorize holders of a series of Preferred Stock to vote either separately as a class or with the holders of Common Stock, on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares could also be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interests of the shareholders and the Company. Such issuance of Preferred Stock could also have the effect of diluting the earnings per share and book value per share of the Common Stock held by the holders of Common Stock.

         While the Company may consider effecting an equity offering of Preferred Stock in the future for the purposes of raising additional working capital or otherwise, the Company, as of the date hereof, has no agreements or understanding with any third party to effect any such offering and not assurances are given that any offering will, in fact, be effected.

Dissenters' Rights

         The Company's shareholders are not entitled, under California law, to dissenters' rights of appraisal with respect to the Preferred Stock Amendment.

Approval by Shareholders

         Approval of this proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company entitled to vote at the Annual Meeting. If approved by the shareholders, the amendment to Article I will become effective upon filing with the Secretary of State of California, a Certificate of Amendment to the Company's Articles of Incorporation, which filing is expected to take place shortly after the Annual Meeting. However, the Board of Directors will be authorized, without a further vote of the shareholders, to abandon the name change and determine not to file the Certificate of Amendment if the Board concludes that such action would be in the best interest of the Company and its shareholders. If this proposal is not approved by the shareholders, then the Certificate of Amendment will not be filed.

         A copy of the proposed Amendment to the Articles of Incorporation incorporating this Proposal No. 3 is set forth in Exhibit B, attached to this Proxy Statement, and is incorporated herein by this reference. In the event this Proposal No. 3 is approved by the shareholders and the Amendments to the Articles of Incorporation described in Proposals No. 2 (above) and No. 4 (below) are also approved, the Company's Articles of Incorporation will be restated to include each of the Amendments. A copy of the proposed Amended and Restated Articles of Incorporation is set forth in full as Exhibit D, attached to this Proxy Statement, and is incorporated herein by this reference; provided, however, that the text of the Amended and Restated Articles of Incorporation is subject to change as may be required by the California Secretary of State, and the Board may make any and all changes to the Amended and Restated Articles of Incorporation that it deems necessary to file the document with the California Secretary of State, and give effect to the Amendments described in Proposals No. 2, No. 3 and No. 4, assuming approval of such proposals by the shareholders.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE
                  AMENDMENT TO THE ARTICLES OF INCORPORATION TO
               AUTHORIZE UP TO 1,000,000 SHARES OF PREFERRED STOCK

          AN ABSTENTION WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE
                                    PROPOSAL.

                                 PROPOSAL NO. 4
              APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO
        EFFECT A REVERSE SPLIT OF THE COMMON STOCK IN A RATIO OF 1-FOR-10


         The Company's shareholders are being asked to act upon a proposal to ratify and approve the Amendment to Articles of Incorporation of the Company to effect a 1-for-10 reverse split of the shares of Common Stock of the Company (the "Reverse Stock Split").

         If the Reverse Stock Split is approved by the shareholders of the Company at the Annual Meeting, the Reverse Stock Split will be effected only upon a determination by the Board of Directors that the Reverse Stock Split is in the best interests of the Company and the shareholders. In connection with any determination by the Board of Directors to such effect, the Board will also determine at that time whether shareholders will receive cash in lieu of fractional shares resulting from the Reverse Stock Split, or whether they will receive an additional share for any such fractional shares.

         If approved by the shareholders of the Company, a Reverse Stock Split would become effective on a date that is as soon as practicable after the Annual Meeting (the "Effective Date") selected by the Board of Directors.

           The complete text of the form of amendment to the Articles (the "Amendment to the Articles") for the Reverse Stock Split is set forth in Exhibit C to this Proxy Statement; however, such text is subject to amendment (i) to provide whether cash or an additional share will be received by shareholders for fractional shares, and (ii) to include such changes as may be required by the California Secretary of State. The Board may make any and all changes to the Amendment to the Articles that it deems necessary to file the Amendment to the Articles with the California Secretary of State and give effect to the Reverse Stock Split. If the Reverse Stock Split is approved by the requisite vote of the Company's shareholders, upon filing of the Amendment to the Articles with the California Secretary of State on the Effective Date, the Reverse Stock Split selected by the Board will be effective, and each share of the Common Stock issued and outstanding immediately prior thereto (the "Old Common Stock"), will be, automatically and without any action on the part of the shareholders, converted into and reconstituted as one-tenth (1/10) of a share of the Company's Common Stock (the "New Common Stock"); provided, however, that no fractional shares of New Common Stock will be issued as a result of the Reverse Stock Split. In lieu of any such fractional share interest, each holder of Old Common Stock who would otherwise be entitled to receive a fractional share of New Common Stock will receive, as determined by the Board prior to the Effective Date, either (i) one additional share of New Common Stock for such fractional share of New Common Stock, or (ii) cash in lieu of such fractional share of New Common Stock in an amount equal to the product obtained by multiplying (a) the average of the high bid and low asked per share prices of the Common Stock as reported on the NASDAQ electronic "Bulletin Board" on the Effective Date (adjusted if necessary to reflect the per share price of the Old Common Stock without giving effect to the Reverse Stock Split) by (b) the number of shares of Old Common Stock held by such holder that would otherwise have been exchanged for such fractional share interest.

         Shortly after the Effective Date, shareholders will be asked to surrender certificates representing shares of Old Common Stock in accordance with the procedures set forth in a letter of transmittal to be sent by the Company. Upon such surrender, a certificate representing shares of New Common Stock will be issued and forwarded to the shareholders (and, if applicable, cash in lieu of any fractional share interest); however, each certificate representing shares of Old Common Stock will continue to be valid and represent the number of shares of New Common Stock equal to one-tenth (1/10) of the number of shares of Old Common Stock (and, where applicable, either (i) one additional share of New Common Stock where the Reverse Stock Split results in a fractional share of New Common Stock, or (ii) cash in lieu of such fractional share, as described above).

Purposes of the Reverse Stock Split

         The Board of Directors believes the Reverse Stock Split is desirable for several reasons. A Reverse Stock Split should enhance the acceptability of the Common Stock by the financial community and the investing public. The reduction in the number of issued and outstanding shares of Common Stock caused by a Reverse Stock Split is anticipated initially to increase proportionally the per share market price of the Common Stock to ten times the then-current market price. The Board of Directors also believes that the proposed Reverse Stock Split may result in a broader market for the Common Stock than that which currently exists. The expected increased price level may encourage interest and trading in the Common Stock and possibly promote greater liquidity for the Company's shareholders, although such liquidity could be adversely affected by the reduced number of shares of Common Stock outstanding after the Reverse Stock Split Effective Date. Additionally, a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing with lower priced stocks. Some of those policies and practices pertain to the payment of broker's commissions and to time consuming procedures that function to make the handling of lower priced stocks economically unattractive to brokers. In addition, the structure of trading commissions also tends to have an adverse impact upon holders of lower priced stock because the brokerage commission on a sale of lower priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher priced issue. The proposed Reverse Stock Split could result in a price level for the Common Stock that will reduce, to some extent, the effect of the above-referenced policies and practices of brokerage firms and diminish the adverse impact of trading commissions on the market for the Common Stock. Any reduction in brokerage commissions resulting from the Reverse Stock Split may be offset, however, in whole or in part, by increased brokerage commissions required to be paid by shareholders selling "odd lots" created by such Reverse Stock Split.

         However, there can be no assurance that any or all of these effects will occur; including, without limitation, that the market price per share of New Common Stock after the Reverse Stock Split will be equal to ten times the market price per share of Old Common Stock before the Reverse Stock Split, or that such price will either exceed or remain in excess of the current market price. Further, there is no assurance that the market for the Common Stock will be improved. Shareholders should note that the Board of Directors cannot predict what effect the Reverse Stock Split will have on the market price of the Common Stock.

Effects of the Reverse Stock Split

         The Reverse Stock Split selected by the Board will be effected by means of filing the Amendment to the Articles with the California Secretary of State. Assuming approval of the Reverse Stock Split by the requisite vote of the shareholders at the meeting, the Amendment to the Articles will be filed with the California Secretary of State as promptly as practicable after a determination by the Board of Directors to proceed with the Reverse Stock Split, and the Reverse Stock Split will become effective on the date of such filing. Without any further action on the part of the Company or the shareholders, after the Reverse Stock Split, each share of Old Common Stock will be converted into and reconstituted as one-tenth (1/10) of a share of New Common Stock (and, where applicable, either (i) one additional share of New Common Stock where the Reverse Stock Split results in a fractional share of New Common Stock, or (ii) cash in lieu of such fractional share, as described above).

         As of the date of this Proxy Statement, the records of the Company's transfer agent indicate that no shareholder of record holds fewer than ten (10) shares of Common Stock. Therefore, if the Company elects to pay cash in lieu of fractional shares resulting from a Reverse Stock Split, the Company estimates that the entire interest of no shareholders (those holding fewer than ten (10) shares) will be eliminated pursuant to the Reverse Stock Split. Because such transaction would be mandatory, any shareholders holding fewer than ten (10) shares who wish to retain their existing equity interest in the Company would be adversely affected. The Company expects that a negligible number of the currently outstanding shares would result in fractional share interests for which cash would be paid in the Reverse Stock Split. Shares no longer outstanding as a result of the fractional share settlement procedure will be returned to authorized but unissued shares of the Company.

         After giving effect to the settlement of fractional shares of Common Stock, there will be no material differences between the rights of the shares of Common Stock outstanding prior to the Reverse Stock Split and those to be outstanding after the Reverse Stock Split is effected.

         Shareholders have no right under California law to dissent from the Reverse Stock Split of the Common Stock.

         Consummation of the Reverse Stock Split will not alter the number of authorized shares of Common Stock, which will remain three hundred million (300,000,000) shares (or two hundred ninety-nine million (299,000,000) assuming approval by the Company's shareholders of Proposal No. 3), or the number of authorized shares of Preferred Stock, which will remain one million (1,000,000) shares (assuming approval by the Company's shareholders of Proposal No. 3). As discussed above, proportionate voting rights and other rights of the holders of Common Stock will not be altered by the Reverse Stock Split (other than as a result of either the issuance of one additional share for fractional shares or the payment of cash in lieu of fractional shares, as described above).

         Shareholders should note that certain disadvantages may result from the adoption of this Proposal No. 4. In the event this Proposal No. 4 is approved by the shareholders and the Reverse Stock Split is effected by the Board, the number of outstanding shares of Common Stock would be decreased as a result of the Reverse Stock Split, but the number of authorized shares of Common Stock and Preferred Stock would not be so decreased. The Company would therefore have the authority to issue a greater number of shares of Common Stock and Preferred Stock following the Reverse Stock Split without the need to obtain shareholder approval to authorize additional shares. Any such additional issuance may have the effect of significantly reducing the interest of the existing shareholders of the Company with respect to earnings per share, voting, liquidation value and book and market value per share. See "Proposal No. 3 -- Approval of Amendment to Articles of Incorporation to Authorize up to 1,000,000 Shares of Preferred Stock."

         As of August 14, 1996, the number of issued and outstanding shares of Old Common Stock was 15,786,681, and the number of authorized and unissued shares of Common Stock was two hundred eighty-four million two hundred thirteen thousand three hundred nineteen (284,213,319). In the event that Proposal No. 3 is approved by the Company's shareholders, then the number of authorized and unissued shares will be two hundred eighty-three million two hundred thirteen thousand three hundred nineteen (283,213,319). The following table illustrates the effects of the 1-for-10 Reverse Stock Split upon the number of shares of Old Common Stock issued and outstanding, and the number of authorized and unissued shares of Common Stock (assuming that no additional shares of Old Common Stock are issued by the Company after the Record Date).

                                    Common Stock             Authorized and
  Reverse Stock Split Ratio        Outstanding(1)       Unissued Common Stock(2)
  -------------------------        --------------       ------------------------

       1-for-10                      1,578,668                 297,421,332


- ----------------------

(1) Does not take into account any reduction in the number of outstanding shares resulting from the procedures for cashing out fractional shares, or any increase in the number of outstanding shares resulting from the issuance of additional shares for fractional shares. In addition, the number of Common Stock shares outstanding does not include shares of Common Stock issuable upon exercise or conversion of outstanding options or warrants.

(2)      Assuming the Company's shareholders approve Proposal No. 3.

         The Common Stock is currently registered under Section 12(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and, as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not effect the registration of the Common Stock under the Exchange Act. After the Effective Date, trades of the New Common Stock will continue to be reported on the NASDAQ electronic "Bulletin Board" under the Company's symbol "GRI."

Federal Income Tax Consequences of the Reverse Stock Split

         The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. The Company, however, believes that because the Reverse Stock Split is not part of a plan to increase any shareholder's proportionate interest in the assets or earnings and profits of the Company, the Reverse Stock Split will have the following federal income tax effects:

         1. A shareholder will not recognize gain or loss on the exchange of Old Common Stock for New Common Stock. In the aggregate, the shareholder's basis in shares of New Common Stock will equal his basis in shares of Old Common Stock.

         2. A shareholder's holding period for tax purposes for shares of New Common Stock will be the same as the holding period for tax purposes of the shares of Old Common Stock exchanged therefor.

         3. The Reverse Stock Split will constitute a reorganization within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended, or will otherwise qualify for general nonrecognition treatment, and the Company will not recognize any gain or loss as a result of the Reverse Stock Split.

         4. To the extent a shareholder receives cash from the Company in lieu of a fractional share of New Common Stock, the shareholder will be treated for tax purposes as though he sold the fractional share to the Company. Such a shareholder will recognize a gain equal to the excess of (i) his cash distribution over (ii) his tax basis in the fractional share deemed sold. The gain will be long-term capital gain if the shareholder's shares are capital assets in his hands and if he had held his shares for more than one year before the Reverse Stock Split. If the shareholder's tax basis in the fractional share deemed sold exceeds his cash distribution, the shareholder will recognize a loss.

Vote Required

         Approval of this proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company entitled to vote at the Annual Meeting. If approved by the shareholders, the Amendment to the Articles will become effective upon filing with the Secretary of the State of California a Certificate of Amendment to the Company's Articles of Incorporation, which filing is expected to take place shortly after the Annual Meeting. However, the Board of Directors will be authorized, without a further vote of the shareholders, to abandon the Reverse Stock Split and determine not to file the Certificate of Amendment if the Board concludes that such action would be in the best interest of the Company and its shareholders. If this proposal is not approved by the shareholders, then the Certificate of Amendment will not be filed.

         A copy of the proposed Amendment to the Articles of Incorporation incorporating this Proposal No. 4 is set forth in Exhibit C, attached to this Proxy Statement, and is incorporated herein by this reference. In the event this Proposal No. 4 is approved by the shareholders and the amendments to the Articles of Incorporation described in Proposals No. 2 and No. 3 (above) are also approved, the Company's Articles of Incorporation will be restated to include each of the amendments. A copy of the proposed Amended and Restated Articles of Incorporation is set forth in full as Exhibit D, attached to this Proxy Statement, and is incorporated herein by this reference; provided, however, that the text of the Amended and Restated Articles of Incorporation is subject to change as may be required by the California Secretary of State, and the Board may make any and all changes to the Amended and Restated Articles of Incorporation that it deems necessary to file the document with the California Secretary of State, and give effect to the Amendments described in Proposals No. 2, No. 3 and No. 4, assuming approval of such proposals by the shareholders.


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE
                  AMENDMENT TO THE ARTICLES OF INCORPORATION TO
              EFFECT A 1-FOR-10 REVERSE STOCK SPLIT PURSUANT TO THE
              RESOLUTIONS WITH RESPECT THERETO SET FORTH IN EXHIBIT
                           C TO THIS PROXY STATEMENT.
          AN ABSTENTION WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE
                                    PROPOSAL.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

         The following table sets forth all compensation for the years ended December 31, 1995, 1994, and 1993, earned by the Company's current Chief Executive Officer, former Chief Executive Officer and the one other most highly compensated Executive Officer of the Company whose salary and bonus compensation exceeded One Hundred Thousand Dollars ($100,000) (collectively, the "Named Executive Officers"):

                           Summary Compensation Table
                                                                      Long-Term
                                        Annual Compensation         Comp. Awards
                                  -------------------------------   ------------
                                                                       Shares
                                 Fiscal                             Underlying
Name and Principal Position       Year        Salary        Bonus   Options (#)
- ---------------------------       ----        ------        -----   -----------

Kenneth Cahill(1)                 1995       $     0       $    0        0
    Chairman of the Board         1994             0            0        0
    and Chief Executive Officer   1993             0            0        0

Stephen M. Thompson               1995        78,000            0    1,000,000
    Former Chairman of the Board  1994        78,000            0        0
    and Former Chief Executive    1993        78,000            0        0
    Officer

Richard Carthew                   1995       143,489            0        0
    Former Vice President         1994       221,489            0        0
                                  1993       187,816            0        0


- ---------------

(1)  Mr. Cahill joined the Company in May 1996.

         No officer received any compensation under stock plans during 1995.

         Clipper Industries, Inc., is a corporation owned by the Thompson Family Trust, with Stephen M. Thompson as Trustee. The beneficiaries under the Thompson Family Trust are January Lee Thompson and other members of the Thompson family, excluding Stephen M. Thompson. During the year ended December 31, 1995, Clipper Industries, Inc. performed management consulting services for the Company pursuant to which fees paid by the Company to Clipper Industries, Inc. were Forty-five Thousand Two Hundred Sixty-four Dollars ($45,264).

Director Compensation

         No Directors' fees were paid during 1995. On January 16, 1995, the Company issued an option to purchase one hundred thousand (100,000) shares of the Company's restricted Common Stock to Jack Schneider, a former Director of the Company. The option is exercisable at Fifty Cents ($0.50) per share and will expire three (3) years from the date of grant.

         In addition,  the Company paid George M. Maxson,  a former  Director of
the  Company,   consulting  fees  totalling   Seventeen  Thousand  Five  Hundred
Thirty-nine Dollars ($17,539) during 1995.


Stock Options

         The following table contains information concerning the grant of stock options made during fiscal 1995, to the Named Executive Officers. In accordance with the rules of the Securities and Exchange Commission, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation and do not represent the Company's estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of the Common Stock.

                                                   Options Grants in Last Fiscal Year

                                             Individual Grants
                          -------------------------------------------------------------    Potential Realizable Value
                             Number of                                                     at Assumed Annual Rates of
                              Shares         % of Total                                   Stock Price Appreciation for
                            Underlying     Options Granted    Exercise                           for Option Term
                              Options       in Employees        Price       Expiration    -----------------------------
                            Granted (#)      Fiscal Year      ($/Share)        Date            5%             10%
                          ---------------  ---------------  -------------  ------------      -------        ------

Stephen M. Thompson           500,000           46%             $ 0.45         10/99        $    0.00     $    0.00
                              500,000           46%             $ 0.25         10/99        $    0.00     $    0.00




         The following  table sets forth  information  with respect to the Named
Executive Officers, concerning the exercise of options during the fiscal year ended December 31, 1995 and unexercised options held as of the end of that fiscal year.



                                       19


                     Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values


                                                                Number of Shares         Value of
                                Shares                            Underlying            Unexercised
                               Acquired                           Unexercised          In-the-Money
                                 on               Value           Options at            Options at
Name                          Exercise(#)      Realized($)        FY-End(#)(1)       FY-End($)(1)(2)(3)
- ----                          -----------      -----------        ------------       ------------------

Stephen M. Thompson               --                --            1,000,000              $ 0.00
Kenneth Cahill                    --                --                 --                   --
Richard Carthew                   --                --                 --                   --


- --------------

(1) All options were exercisable at December 31, 1995. These options have terminated.

(2) Market value of underlying securities minus the exercise price. Based on closing sale price of $0.13 per share on December 29, 1995.

(3) Exercise price equal to $0.25 per share for 500,000 shares, and $0.45 per share for 500,000 shares.


Employment Agreements with Named Executive Officers

         On October 14, 1994, a majority of the non-interested members of the Board of Directors of the Company approved a five (5) year employment agreement between the Company and Mr. Thompson. The agreement provided, among other things, a base compensation equal to five percent (5%) of the net cash receipts of the Company. In addition, the Company was required to pay an annual bonus of One Hundred Thousand Dollars ($100,000) for each year in which the Company's net profits exceed certain target profit levels, as audited by the Company's independent accountants. Under the agreement, Mr. Thompson was entitled to deferred compensation in the amount of One Hundred Thousand Dollars ($100,000) for each year of service to the Company, payable in twenty-four (24) installments commencing on the first month after Mr. Thompson reaches the age of fifty (50) or after termination of employment, whichever occurs first.

         In  May,  1996,  the  employment   agreement  was  terminated  and  all
obligations of the Company thereunder ceased. In consideration of such termination, and in consideration of a covenant not to compete with the Company in the gaming business for a period of one (1) year, the Company paid Mr. Thompson approximately Three Hundred Fifty Thousand Dollars ($350,000) in cash, and issued one million four hundred thirty-four thousand one hundred sixty-seven (1,434,167) shares of the Company's Common Stock to Mr. Thompson. These transactions were effected in connection with the sale of the Company's art gallery business to Mr. Thompson. See "Certain Relationships and Related Transactions."

         Under the agreement, Mr. Thompson was granted an option to purchase five hundred thousand (500,000) shares of the Company's Common Stock at an exercise price of Forty-five Cents ($0.45) per share. In addition, Mr. Thompson was also granted an option to purchase five hundred thousand (500,000) shares of the Company's Common Stock at a purchase price of Twenty-five Cents ($0.25) per share. The options were cancelled in connection with Mr. Thompson's resignation as President and Chief Executive Officer are currently vested and may be exercised for a period of five (5) years, or until the termination of employment, whichever is later.

Compensation Committee Report on Executive Compensation

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph which follows shall not be deemed to be incorporated by reference into any such filings.

         Compensation Policy. The Company's Compensation Policy as established by the Compensation Committee is that Executive Officers' total annual cash compensation should vary with the performance of the Company and that long-term incentives awarded to such officers should be aligned with the interest of the Company's shareholders. The Company's executive compensation program is designed to attract and retain Executive Officers who will contribute to the Company's long-term success, to reward Executive Officers who contribute to the Company's financial performance and to link Executive Officer compensation and shareholder interests.

         Compensation  of the  Company's  Executive  Officers  consists of three
principal  components:   salary,  bonus  and  long-term  incentive  compensation
consisting of stock option grants.

         Salary. The base salaries for the Company's Executive Officers are reviewed annually and set by the Compensation Committee. When setting base salary levels, in a manner consistent with the Compensation Committee's policy outlined above, the Committee considers competitive market conditions for executive compensation, Company performance and individual performance.

         Bonus. The Compensation Committee evaluated the performance and set bonuses payable to the Executive Officers for the 1995 fiscal year. The performance factors utilized by the Compensation Committee to determine whether bonuses should be awarded to Company Executive Officers for fiscal 1995, included the following: increased sales of the Company's products during fiscal 1995; the officer's overall individual performance in his position and relative contribution to Company performance during the year; and the Board's desire to retain the Executive Officer in the face of considerable competition for executive talent within the industry. The bonuses of the Chief Executive Officer and the Chairman of the Board were specified in employment agreements, subject to increase by the Compensation Committee based on the performance factors discussed above. The Board of Directors or the Compensation Committee in the future may modify the foregoing criteria or select other performance factors with respect to Executive Officer bonuses for a given fiscal year.

         Long-term Incentive Compensation. The Company believes that option grants (i) align executive interests with shareholder interests by creating a direct link between compensation and shareholder return, (ii) give executives a significant, long-term interest in the Company's success, and (iii) help retain key Executive Officers in a competitive market for executive talent.

                         INDEPENDENT PUBLIC ACCOUNTANTS

Change in Independent Public Accountants

         The principal independent public accounting firm utilized by the Company during the fiscal years ended December 31, 1994 and 1995, was Grant Thornton, LLP, independent certified public accountants (the "Former Auditors"). The Former Auditors were dismissed effective August 22, 1996, as the certifying accountant for the Company. The Company made the change in certifying accountants because the Company changed both its management and the location of its executive offices from California to Colorado.

         The certifying accountant's report of the Former Auditors for the fiscal years ending December 31, 1994 and 1995, contain no adverse opinion, disclaimer of opinion, or qualifications as to uncertainty, audit scope or accounting principles. The current management of the Company has no knowledge of any matter of accounting principle or practice, of financial statement disclosure or of auditing scope or procedure brought to the attention of the current management by the Former Auditors which gave rise to an actual disagreement or difference of opinion with the Former Auditors with respect to such a matter for the fiscal years ended December 31, 1994 and 1995. The current management of the Company has not yet had a full opportunity, however, to determine whether the accounting principles or practices, financial statement disclosure, or auditing scope or procedures for the fiscal years ending December 13, 1994 and 1995 were, in the view of the current management of the Company, appropriate.

         As of the date of this Proxy Statement, the discharge of the Former Auditors has not yet been formally approved by either the audit committee of the Board of Directors or the full Board of Directors.

         The Company provided notice to the Former Auditors on August 23, 1996, of its dismissal and has assurance from the Former Auditors that the Company will receive a response from the Former Auditors regarding the statements of the Company in accordance with the requirements of Securities Exchange Commission Rule 304.

         The Company does not anticipate that the Former Auditors will be available for, or will attend, the Annual Meeting.

Selection of New Independent Public Accountants

         Because the Company dismissed the Former Auditors on August 22, 1996, the Company has not yet selected a new independent public accounting firm to audit the financial statements of the Company for its fiscal year ending December 31, 1996.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Clipper Industries, Inc. (a corporation controlled by Stephen M. Thompson) performed management consulting services for the Company, for which fees paid by the Company to Clipper Industries, Inc. were Forty-five Thousand Two Hundred Sixty-four Dollars ($45,264) and Eight-six Thousand One Hundred Fifty Dollars ($86,150) during the years ended December 31, 1995, and December 31, 1994, respectively. In addition, in 1994, the Company purchased inventory from Clipper Industries in exchange for two hundred thousand (200,000) shares of its restricted common stock valued at One Hundred Sixty Thousand Dollars ($160,000) ($0.80 per share).

         Pursuant to license agreements, the Company was granted certain exclusive, nonassignable reproduction and marketing rights from Red Star Corporation through its licensee, the Renoir Foundation for the Arts, to reproduce and market certain Renoir bronze sculptings. In consideration for the granting of such licenses, Red Star Corporation acquired one million two hundred fifty thousand (1,250,000) shares of the Company's Common Stock. Payments made to Red Star Corporation amounted to approxi mately Twenty-four Thousand Five Hundred Dollars ($24,500) and Sixty-two Thousand Dollars ($62,000) in the fiscal year ended December 31, 1995, and 1994, respectively. In March, 1995, the Company terminated its reproduction and marketing rights with respect to certain of the Renoir bronze sculptings. The Company did retain the exclusive rights with respect to other specific pieces of the collection. Such reproduction and marketing rights are nonassignable. In connection with such termination of the reproduction and marketing rights, Red Star has agreed to return eight hundred fifty thousand (850,000) of the one million two hundred fifty thousand (1,250,000) shares of the Company's Common Stock previously issued to Red Star. On October 12, 1995, such eight hundred fifty thousand (850,000) shares of Common Stock were returned to the Company. In addition, Red Star agreed to reduce the Company's future minimum royalty payments.

         In January, 1993, the Company issued one million one hundred fifty thousand (1,150,000) shares of its restricted Common Stock to Gary D. Kucher, a then officer of the Company, in consideration of a promissory note dated January 23, 1993, in favor of the Company in the principal amount of One Hundred Forty-three Thousand Seven Hundred Fifty Dollars ($143,750). The balance of the promissory note remains outstanding and the Company is seeking return of the shares or payment of the note. As of December 31, 1995, Gary D. Kucher, formerly Executive Vice President of the Company, had a note payable to the Company totalling One Hundred Forty-three Thousand Seven Hundred Fifty Dollars ($143,750), payable on demand at an interest rate of four percent (4%). The Company is seeking return of the shares or payment of the note balance.

         During 1995, the Company had received advances from its two executive officers, Stephen M. Thompson and Richard Carthew, both of whom are also major shareholders, totalling Eighty-three Thousand Ninety Dollars ($83,090) and, during 1995, the Company made advances to shareholders totalling One Hundred Twelve Thousand Four Hundred Five Dollars ($112,405). These advances are noninterest bearing and, as such, no interest has been accrued at December 31, 1995.

         During 1995, the Company's Board of Directors approved transactions in which two shareholders had notes payable to the Company totalling Twenty-one Thousand Seven Hundred Fifty Dollars ($21,750), payable over five (5) years at an interest rate of two percent (2%).

         During  1995,  the  Company  paid   Seventeen   Thousand  Five  Hundred
Thirty-nine Dollars ($17,539) in consulting fees to George M. Maxson, a former Director of the Company.

         Effective May 9, 1996, and pursuant to an Agreement between the Company, Stephen M. Thompson, Clipper Industries, Inc. and certain other parties, dated effective as of March 29, 1996 (the "Agreement"), the sale of those assets and operations of the Company attributable and relating to its art gallery business was to be made in exchange for a Promissory Note payable to Mr. Thompson in the principal amount of One Million Dollars ($1,000,000), bearing interest at the rate of eight percent (8%) per annum, and due and payable in full in May, 2001 (the "Note"). Repayment on the Note may be made in the form of cash, securities of the Company or such other securities as are acceptable to the Company. The Note is secured by four million (4,000,000) shares of the Company's Common Stock held by Mr. Thompson and his affiliates. The Board has determined that it was in the Company's best interests to divest itself of the art gallery business to focus its direction exclusively on its hotel and gaming business in order to enhance the possibility of obtaining financing to develop the hotel and gaming business.

         Also in connection with this transaction, the Company has agreed to pay to Mr. Thompson the amount of approximately Three Hundred Fifty Thousand Dollars ($350,000) in cash and has issued one million four hundred thirty-four thousand one hundred sixty-seven (1,434,167) shares of the Company's Common Stock to Mr. Thompson, in exchange for Mr. Thompson's agreement not to compete with the Company in the gaming business for a period of one year from the closing of this transaction and for cancellation of any employment agreement with Mr. Thompson or any other agreement between the Company and Mr. Thompson relating to compensation in any form to which Mr. Thompson may have been entitled. In consideration of the cancellation of a promissory note issued by the Company to Mr. Thompson in the principal amount of Seventy-five Thousand Dollars ($75,000), the Company cancelled promissory notes issued by Mr. Thompson to the Company in the aggregate principal amount of approximately Seventy-five Thousand Dollars ($75,000). The Company has also granted options to Mr. Thompson, an affiliate of Mr. Thompson, and Richard Carthew, a shareholder of the Company, to purchase shares of the Company's Common Stock in the event the Company issues shares of Common Stock to a third party vendor within the two year period following the closing of the transactions contemplated in the Agreement. The exercise price of the options shall be equal to the per share price assigned in any transaction pursuant to which the Company issues shares of Common Stock to a third party vendor in exchange for assets of the third party vendor. The number of shares subject to such options shall be a number sufficient to enable the optionees to retain the same percentage ownership in the Company as they own immediately following the transactions contemplated by the Agreement. The options expire in May, 1998.

         Mr. Thompson and his affiliate Clipper Industries, Inc., and the Company's new management have entered into a Voting Trust Agreement pursuant to which Mr. Thompson has deposited the four million (4,000,000) shares of the Company's Common Stock owned by him and his affiliate into a voting trust (the "Trust"). The trustee of the Trust is directed to vote the shares in the Trust in favor of the slate of Directors proposed by the new Directors, Messrs. Cahill, Bouchard, Tiegs and Renfrow, for a period of nine months following the closing of the transactions contemplated in the Agreement. The Voting Trust Agreement provides that the proposed slate of Directors shall include Mr. Thompson.

         On May 9, 1996, the Company entered into an agreement with InnerCircle Group Incorporated ("InnerCircle") with respect to the management of the Company. InnerCircle is a company that provides general managerial services to various businesses. Under the agreement, InnerCircle is to provide the following services: (i) general and administrative business office services, including the use of Class A office space, as necessary, furniture, equipment, fixtures and secretarial services; (ii) general legal and accounting services necessary for the day-to-day operation of the Company's offices and activities, not including outside legal and accounting services; (iii) planning, structuring, development and financing, if applicable, of projects to be considered on behalf of the Company, including the completion of projects approved; and (iv) the compliance with appropriate corporate and securities laws of the state of incorporation of the Company and the United States, including filing of appropriate reports, forms, and documents with the various regulatory authorities. For such services, the Company will pay InnerCircle a minimum of Fifty Thousand Dollars ($50,000) per month. Such compensation is to be adjusted quarterly based on the performance of InnerCircle and the additional duties assumed by InnerCircle. The agreement may be terminated by the Company with ninety (90) days notice, or InnerCircle with thirty (30) days notice.

         Kenneth M. Cahill, Darel A. Tiegs, James A. Humpal and J. Royce Renfrow are employees of InnerCircle. As employees of InnerCircle, they will be obligated to assume the following roles in the Company: (i) Kenneth M. Cahill:
President/CEO  and Director;  (ii) Darel A. Tiegs:  Vice President and Director;
(iii)  James A.  Humpal:  Treasurer  and  Director;  and (iv) J. Royce  Renfrow:
Corporate Secretary/General Counsel and Director.

                              SHAREHOLDER PROPOSALS


To be considered for presentation to the annual meeting of the Company's shareholders to be held in 1997, a shareholder proposal must be received by Kenneth Cahill, President and Chief Executive Officer, GALLERY RODEO INTERNATIONAL, 2 North Cascade, Suite 330, Colorado Springs, CO 80903, no later than March 31, 1997.


                                  OTHER MATTERS

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's Directors, executive officers and persons who own more than ten percent (10%) of the Company's Common Stock (collectively "Covered Persons") to file initial reports of ownership (Form 3) and reports of changes in ownership of Common Stock (Forms 4 and Forms 5) with the Securities and Exchange Commission (the "Commission") as well as the Company and any exchange upon which the Company's Common Stock is listed.


The Company is required to identify Covered Persons that the Company knows have failed to file or filed late Section 16(a) reports during the previous fiscal year. To the Company's knowledge, the following Covered Persons during the fiscal year ended December 31, 1995, failed to file on a timely basis reports required by Section 16(a) of the Exchange Act:


                                                                            Number of Reports Not Filed on a
Name                                        Position                                 Timely Basis(2)
- ----                                        --------                        --------------------------------

Stephen M. Thompson...................   Director, Former Chairman of       Form 3; Form 4 (1 report); Form 5
                                         the Board, CEO, CFO(1)

Richard Carthew.......................   Former Director(1)                 Form 3; Form 5

Thomas J. Harris......................   Former Director                    Form 3; Form 4 (1 report); Form 5

George M. Maxson......................   Former Director                    Form 3; Form 4 (1 report); Form 5

Kathy Grant...........................   Former Secretary                   Form 3


- --------------------------

(1) Also beneficial owner of more than ten percent (10%) of equity securities of Registrant.

(2) To the Company's knowledge, based solely on a review of the copies of the reports furnished to the Company by such persons, in the fiscal year ended December 31, 1995, such persons have subsequently filed the reports required by Section 16(a) of the Exchange Act.


         Other Matters. The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

         It is important that the proxies be returned promptly and that your shares be represented. Share holders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.


                                            By Order of the Board of Directors,



                                            ------------------------------
                                            Kenneth M. Cahill,
                                            Chairman of the Board, President and
                                            Chief Executive Officer


August 23, 1996
Colorado Springs, Colorado

                                    Exhibit A


                              PROPOSED AMENDMENT TO
                          THE ARTICLES OF INCORPORATION


         Article I of the Articles of Incorporation of the Company shall be amended to read in its entirety as follows:

                  "The name of this corporation is:

                           SIERRA-ROCKIES CORPORATION"

                                    Exhibit B


                              PROPOSED AMENDMENT TO
                          THE ARTICLES OF INCORPORATION


         Article IV of the Articles of Incorporation of the Company shall be amended to read in its entirety as follows:

                  "The total number of shares of stock that this Corporation shall have authority to issue is: three hundred million (300,000,000), consisting of two hundred ninety-nine million (299,000,000) shares of common stock (the "Common Stock"), and one million (1,000,000) shares of preferred stock (the "Preferred Stock").

                  "The designation, relative rights, preferences and limitations of the shares of each class are as follows:

                  "The Preferred Stock authorized by these Articles of Incorporation shall be issued from time to time in one or more series. The Board of Directors of this Corporation (the "Board of Directors") is authorized to determine the designation of any such series and to fix the number of shares of any such series. The Board of Directors may determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock. Within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series of Preferred Stock, the Board of Directors may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. Except as otherwise provided by the resolution or resolutions providing for the issue of any series of shares of Preferred Stock, the holders of shares of Common Stock shall be entitled, to the exclusion of the holders of shares of Preferred Stock of any and all series, to receive such dividends as from time to time may be declared by the Board of Directors. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment shall have been made to the holders of shares of Preferred Stock of the full amount to which they shall be entitled pursuant to the resolution or resolutions providing for the issue of any series of shares of Preferred Stock, the holders of shares of Common Stock shall be entitled, to the exclusion of the holders of shares of Preferred Stock of any and all series, to share, ratably according to the number of shares of Common Stock held by them, in all remaining assets of the Corporation available for distribution to its shareholders."

                  "Subject to the provisions of this Certificate of Incorporation and except as otherwise provided by law, the stock of the Corporation, regardless of class, may be issued for such consideration and for such corporate purposes as the Board of Directors may from time to time determine."

                                    Exhibit C


                              PROPOSED AMENDMENT TO
                          THE ARTICLES OF INCORPORATION


         Article IV of the Articles of Incorporation of the Company shall be amended to add the following paragraph to the end of Article IV as follows:

                  "On the amendment of this Article IV to read as hereinabove set forth, each ten (10) outstanding shares of this corporation's stock shall be combined, reconstituted and converted into one (1) share."

                                    Exhibit D

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                           SIERRA-ROCKIES CORPORATION

                                        I

         The name of this corporation is:

                           SIERRA-ROCKIES CORPORATION"

                                       II

         The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation law of California, other than the banking business, trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                                       III

         The name and address in the State of California of this corporation's initial agent for service of process:

                               Regina G. Blatchley
                              701 S. Parker Street
                                   Suite 7300
                            Orange, California 92668

                                       IV

         The total number of shares of stock that this Corporation shall have authority to issue is: three hundred million (300,000,000), consisting of two hundred ninety-nine million (299,000,000) shares of common stock (the "Common Stock"), and one million (1,000,000) shares of preferred stock (the "Preferred Stock").

         The designation, relative rights, preferences and limitations of the shares of each class are as follows:

         The Preferred Stock authorized by these Articles of Incorporation shall be issued from time to time in one or more series. The Board of Directors of this Corporation (the "Board of Directors") is authorized to determine the designation of any such series and to fix the number of shares of any such series. The Board of Directors may determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock. Within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series of Preferred Stock, the Board of Directors may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. Except as otherwise provided by the resolution or resolutions providing for the issue of any series of shares of Preferred Stock, the holders of shares of Common Stock shall be entitled, to the exclusion of the holders of shares of Preferred Stock of any and all series, to receive such dividends as from time to time may be declared by the Board of Directors. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment shall have been made to the holders of shares of Preferred Stock of the full amount to which they shall be entitled pursuant to the resolution or resolutions providing for the issue of any series of shares of Preferred Stock, the holders of shares of Common Stock shall be entitled, to the exclusion of the holders of shares of Preferred Stock of any and all series, to share, ratably according to the number of shares of Common Stock held by them, in all remaining assets of the Corporation available for distribution to its shareholders."

         Subject to the provisions of this Certificate of Incorporation and except as otherwise provided by law, the stock of the Corporation, regardless of class, may be issued for such consideration and for such corporate purposes as the Board of Directors may from time to time determine.


         On the amendment of this Article IV to read as hereinabove set forth, each ten (10) outstanding shares of this corporation's stock shall be combined, reconstituted and converted into one (1) share.

                                                                      APPENDIX A



         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                        GALLERY RODEO INTERNATIONAL, INC.
                 FOR THE 1996 ANNUAL MEETING OF THE STOCKHOLDERS

                               September 20, 1996

         The undersigned stockholder of GALLERY RODEO INTERNATIONAL, INC., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated August , 1996, and the 1995 Annual Report to Stockholders and hereby appoints J. Royce Renfrow proxy, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1996 Annual Meeting of Stockholders of GALLERY RODEO INTERNATIONAL, INC., to be held on September 20, 1996 at 10:00 a.m., local time, at the Holiday Inn Denver Southeast, 3200 S. Parker Road, Aurora, Colorado 80814, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

         THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR AMENDING THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION, FOR AMENDING THE ARTICLES OF INCORPORATION TO AUTHORIZE THE ISSUANCE OF UP TO 1,000,000 SHARES OF PREFERRED STOCK, FOR AMENDING THE ARTICLES OF INCORPORATION TO EFFECT A 1 FOR 10 REVERSE STOCK SPLIT, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

1.  ELECTION OF DIRECTORS:

    ____ FOR all nominees listed below   ____ WITHHOLD AUTHORITY to vote for all
         (except as indicated.)               nominees listed below

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.

           Kenneth M. Cahill     Darel A. Tiegs     J. Royce Renfrow
          James A. Humpal     Stephen M. Thompson     Ray L. Bouchard

         2. PROPOSAL TO RATIFY AND APPROVE AN AMENDMENT TO ARTICLES OF INCORPORATION OF THE COMPANY TO EFFECT A CHANGE OF THE NAME OF THE COMPANY TO "SIERRA-ROCKIES CORPORATION."

                  ____ FOR          ____ AGAINST            ____  ABSTAIN

         3. PROPOSAL TO RATIFY AND APPROVE THE AMENDMENT TO ARTICLES OF INCORPORATION OF THE COMPANY TO AUTHORIZE THE COMPANY TO ISSUE UP TO ONE MILLION (1,000,000) SHARES OF PREFERRED STOCK WITH SUCH DESIGNATIONS, POWERS,
PREFERENCES, PRIVILEGES OR OTHER SPECIAL RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREON AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS.

                  ____ FOR          ____ AGAINST            ____  ABSTAIN

         4. PROPOSAL TO RATIFY AND APPROVE THE AMENDMENT TO ARTICLES OF INCORPORATION OF THE COMPANY TO EFFECT A 1-FOR-10 REVERSE SPLIT OF THE SHARES OF COMMON STOCK OF THE COMPANY.

                  ____ FOR          ____ AGAINST            ____  ABSTAIN


                              Dated:______________________________________, 1996


                              __________________________________________________
                                                  Signature

                              __________________________________________________
                                                  Signature

This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.